UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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ADVANCED SERIES TRUST THE PRUDENTIAL SERIES FUND
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ADVANCED SERIES TRUST
AST International Growth Portfolio

THE PRUDENTIAL SERIES FUND
SP International Growth Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

January 30, 2012

Dear Shareholder:

I am inviting you to vote on an important proposal relating to the management of the AST International Growth Portfolio of the Advanced Series Trust, and the SP International Growth Portfolio of The Prudential Series Fund (each, a Portfolio, and collectively, the Portfolios.). Each of the Portfolios serves as an investment option under your annuity or insurance contract. A joint special shareholder meeting of each of the Portfolios is scheduled for March 15, 2012. This package contains information about the proposal and includes materials you will need to vote. The Boards of Trustees of Advanced Series Trust (AST) and The Prudential Series Fund (PSF) have each approved submitting to shareholders a proposal to approve new subadvisory agreements between Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTISI), as applicable, with respect to each Portfolio, and Jennison Associates LLC (Jennison). If approved by shareholders, Jennison would become a subadviser to each Portfolio, and would join the existing subadvisers who already provide subadvisory services to each Portfolio. Jennison is an affiliate of PI and ASTISI.

The Boards of Trustees of AST and PSF have reviewed the proposal and recommend that you vote in favor of the proposal. Although the Trustees have determined that the proposal is in your best interest, the final decision is yours. The accompanying Proxy Statement includes a detailed description and explanation of the proposal.

Shareholders of each Portfolio are being asked to approve substantially similar subadvisory agreements with the same subadviser, so in order to save money for each Portfolio, one Proxy Statement has been prepared for both Portfolios.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your voting instruction card before mailing it in the enclosed postage-paid envelope.

•  By Telephone. Have your voting instruction card available. Call the toll-free number listed on your voting instruction card. Enter the control number from your voting instruction card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. on the day prior to the Meeting.

•  In Person. By attending the Meeting and voting.

If you have any questions before you vote, please call 1-888-778-2888 toll free. Representatives will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

  Stephen Pelletier
  President

ADVANCED SERIES TRUST
AST International Growth Portfolio

THE PRUDENTIAL SERIES FUND
SP International Growth Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON
March 15, 2012

To the Shareholders of the AST International Growth Portfolio of the Advanced Series Trust and SP International Growth Portfolio of The Prudential Series Fund:

Notice is hereby given that a joint special meeting of the shareholders of each of the AST International Growth Portfolio of the Advanced Series Trust and the SP International Growth Portfolio of The Prudential Series Fund (each, a Portfolio) will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on March 15, 2012 at 10:00 a.m. Eastern Daylight Time or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon a proposal to approve a new subadvisory agreement with respect to each Portfolio between PI, AST Investment Services, Inc. (as applicable) and Jennison Associates LLC pursuant to which Jennison Associates LLC would become a new subadviser to each Portfolio (the Proposal).

The Meeting will be a Joint Special Meeting for each Portfolio.

You are entitled to vote at the Meeting, and at any adjournments thereof, of each Portfolio in which you beneficially owned shares at the close of business on December 30, 2011. If you attend the Meeting, you may vote in person. If you do not expect to attend the Meeting, please complete, date, sign and return each enclosed voting instruction card in the enclosed postage paid envelope or vote by telephone.

  By order of the Boards,

  Deborah A. Docs
  Secretary

Dated: January 30, 2012

Voting instruction cards for your Portfolio(s) are enclosed along with the proxy statement. Please vote today by signing and returning the enclosed voting instruction cards in the postage prepaid envelope provided. you can also vote by telephone using the "control" number that appears on the enclosed voting instruction cards and following the simple instructions. The Boards of Trustees of Advanced Series Trust and the Prudential Series Fund recommend that you vote "FOR" the Proposal.

ADVANCED SERIES TRUST
AST International Growth Portfolio

THE PRUDENTIAL SERIES FUND
SP International Growth Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT DATED JANUARY 30, 2012
Joint Special Meeting of Shareholders
to Be Held on March 15, 2012

This Proxy Statement is being furnished to holders of shares of the AST International Growth Portfolio of the Advanced Series Trust and the SP International Growth Portfolio of The Prudential Series Fund (each, a Portfolio, and collectively, the Portfolios) in connection with the solicitation by the Boards of Trustees of Advanced Series Trust (AST) and The Prudential Series Fund (PSF) of proxies to be used at joint special meetings (the Meeting) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on March 15, 2012, at 10:00 am Eastern Daylight Time, or any adjournment or adjournments thereof. The Meeting will be a Special Meeting for each Portfolio.

The Boards of Trustees of AST and PSF have called the Meeting for shareholders to approve the following proposal:

To approve a new subadvisory agreement relating to each Portfolio, by Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTISI and , together with PI, the Manager), as applicable, and Jennison Associates LLC (Jennison) (the Proposal).

This Proxy Statement is being first mailed to shareholders on or about January 30, 2012, and is also available at http://www.annuities.prudential.com/investor/invprospectus. The close of business on December 30, 2011 (the Record Date) has been fixed as the record date for the determination of Portfolio shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date there were 222,854,654 outstanding shares of the AST International Growth Portfolio and 19,010,032 outstanding shares of the SP International Growth Portfolio.

Copies of the most recent annual and semi-annual reports of AST and PSF, including financial statements, have previously been delivered to shareholders. Shareholders of AST or PSF may obtain without charge additional copies of AST's and PSF's annual and semi-annual reports by writing to AST or PSF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by calling (800) 752-6342.

Portfolio Background and Management

AST and PSF are both open-end, management investment companies registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. PSF is organized as a Delaware statutory trust. Each Portfolio is organized as a separate series of AST or PSF, as applicable.

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the manager of the SP International Growth Portfolio under a management agreement with PSF on behalf of the Portfolio. PI, together with AST Investment Services, Inc. (ASTISI), One Corporate Drive, Shelton, Connecticut 06484, serve as co-managers of the AST International Growth Portfolio under a management agreement with AST on behalf of the Portfolio. PI and ASTISI are referred to as the "Manager." As of December 31, 2011, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $161 billion. As of December 31, 2011, ASTISI served as the co-manager to all of the portfolios of AST, with aggregate assets of approximately $84.3 billion.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent for each portfolio of AST and PSF. PMFS is an affiliate of PI and ASTISI. PMFS provides customary transfer agency services to AST and PSF, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from AST and PSF and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Investment Servicing (U.S.) Inc. (BNYIS) serves as sub-transfer agent to AST and PSF. PMFS has contracted with BNYIS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS will compensate BNYIS for such services.

Shares of the Portfolios of PSF are distributed by Prudential Investment Management Services LLC (PIMS), located at 100 Mulberry Street, Newark, New Jersey 07102. AST does not have a distributor.

Investment subadvisory services are currently provided to each Portfolio by the investment subadvisers set forth below:

Subadviser	Address
William Blair & Company, L.L.C.	222 West Adams Street Chicago, Illinois 60606

Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, Colorado 80202

Voting

AST and PSF serve as investment vehicles for insurance companies (each a Participating Insurance Company and collectively, Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (collectively, the Contracts). As of the Record Date, Prudential Annuities Life Assurance Corporation (PALAC), Pruco Life Insurance Company (Pruco), Pruco Life Insurance Company of New Jersey (Pruco NJ) are Participating Insurance Companies for both Portfolios. Each of PALAC, PICA, Pruco, and Pruco NJ is an affiliate of ASTISI and PI. In addition, with respect only to the SP International Growth Portfolio, several insurance companies which are not affiliates of ASTISI or PI are also Participating Insurance Companies. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in each Portfolio through the Contracts and should consider themselves shareholders of each Portfolio for purposes of this Proxy Statement.

Each Contract owner invested in each Portfolio at the close of business on the Record Date will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting and any adjournment thereof, and will be entitled to give voting instructions equivalent to one vote for each full share of the Portfolio and a fractional vote for each fractional share of the Portfolio that he or she beneficially owns on the Record Date. In addition, in accordance with requirements of the Securities and Exchange Commission (the SEC), the relevant Participating Insurance Company will vote all shares of the Portfolio, including Portfolio shares owned by such Participating Insurance Company in its general account or otherwise, for which it does not receive voting instructions from Contract owners in the same proportion as the votes actually cast by Contract owners (i.e., for the Proposal, against the Proposal, or abstain). The presence at the Meeting of less than all of the Participating Insurance Companies may be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

The required vote for shareholder approval of the Proposal, the various methods that shareholders may use to vote, and a description of how Portfolio shareholders may revoke voting instructions are described in more detail in this Proxy Statement under the caption "Voting Information."

To the knowledge of management, the executive officers and Trustees of each of PSF and AST, as a group, owned less than 1% of the outstanding Shares of each Portfolio as of December 30, 2011.

PROPOSAL TO APPROVE NEW SUBADVISORY AGREEMENTS

At an in-person meeting of each Board held on December 7, 2011, at which all of the Trustees of AST and PSF were in attendance (including all of the Trustees who are not "interested persons" of AST or PSF within the meaning of the 1940 Act (referred to herein as the "Independent Trustees")), the Boards approved, based upon the Manager's recommendations, new subadvisory agreements between PI and ASTISI, as applicable, and Jennison. The Boards of Trustees of AST and PSF also approved submitting the new subadvisory agreements to Portfolio shareholders for their approval. Shareholder approval of one subadvisory agreement is not contingent upon shareholder approval of the other subadvisory agreement.

AST and PSF operate under an exemptive order from the SEC that generally permits the Manager, without approval from either Board, to enter into or amend agreements with unaffiliated subadvisers without obtaining shareholder approval. However, because Jennison and the Manager are under the common control of Prudential Financial, Inc. (PFI) and Jennison is therefore an affiliate of the Manager, the exemptive order is inapplicable and shareholder approval of the Proposal is required.

Each of the proposed new subadvisory agreements (the New Subadvisory Agreements) between the Manager and Jennison is substantially identical. The proposed forms of the New Subadvisory Agreements are attached as Exhibit A to this Proxy Statement.

The Boards of Trustees of AST and PSF have approved, and recommend that shareholders approve, the adoption of a new subadvisory agreement for each Portfolio between PI and ASTISI, as applicable, and Jennison, under which Jennison, which is an affiliate of PI and ASTISI, would serve as subadviser to each Portfolio. If the New Subadvisory Agreements are approved by shareholders, Jennison would join the existing subadvisers of each Portfolio as a new additional subadviser. The fees and expenses incurred by each Portfolio will not change if the New Subadvisory Agreements are approved.

Current Subadvisers

Each Portfolio is currently subadvised by William Blair & Company L.L.C. (William Blair) and Marsico Capital Management LLC (Marsico) pursuant to subadvisory agreements between the Manager and each of the current subadvisers. Pursuant to the existing subadvisory agreements, the current subadvisers furnish investment advisory services in connection with the management of the Portfolios, subject to the supervision and oversight of the Manager. The table below sets out each current subadviser's length of service with the Portfolios:

Subadviser	Service Date
William Blair	AST International Growth Portfolio: November 11, 2002 SP International Growth Portfolio: May 3, 2004

Marsico	AST International Growth Portfolio: November 20, 2006 SP International Growth Portfolio: November 20, 2006

The table below shows the compensation payable to the current subadvisers by PI under the existing subadvisory agreements for subadvisory services performed by the current subadvisers, as well as the date of the subadvisory agreements, and the date on which each agreement was last submitted to shareholders for approval.

Portfolio	Subadviser	Agreement Date	Date Agreement Submitted to Shareholders	Subadvisory Fee Rate
AST International Growth Portfolio	William Blair	November 11, 2002	N/A1	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets from $500 million to $1 billion; and 0.20% of average daily net assets over $1 billion*

AST International Growth Portfolio	Marsico	December 7, 2007	N/A1	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion**

SP International Growth Portfolio	William Blair	November 17, 2006	N/A	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets from $500 million to $1 billion; and 0.20% of average daily net assets over $1 billion*

SP International Growth Portfolio	Marsico	December 7, 2007	N/A	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion**

*  For purposes of calculating the fee payable to William Blair with respect to the AST International Growth Portfolio and the SP International Growth Portfolio, the assets managed by William Blair in the AST International Growth Portfolio are aggregated with the assets managed by William Blair in the AST Advanced Strategies Portfolio, the Global Portfolio of PSF, the SP International Growth Portfolio of PSF, and any other portfolio subadvised by William Blair on behalf of PI and/or ASTISI pursuant to substantially the same investment strategy.

**  For purposes of calculating the fee payable to Marsico with respect to the AST International Growth Portfolio, the assets managed by Marsico in the AST International Growth Portfolio are aggregated with the assets managed by Marsico in the SP International Growth Portfolio of PSF and any other portfolio subadvised by Marsico on behalf of PI and/or ASTISI pursuant to substantially the same investment strategy.

1  Shareholders were not asked to approve the subadvisory agreements because PI, ASTISI, AST and PSF operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits them to enter into or amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Boards of Trustees must approve any new or amended agreements with an investment subadviser.

For the fiscal year ended December 31, 2011, the AST International Growth Portfolio paid $24,079,881 for services provided by PI pursuant to the management agreement. For the fiscal year ended December 31, 2011, the SP International Growth Portfolio paid $1,007,816 for services provided by PI pursuant to the management agreement. The table below sets forth the total fees paid by PI to each of the current subadvisers for subadvisory services performed by the current subadvisers during the fiscal year ended December 31, 2011:

Portfolio	Subadviser	Compensation Paid by PI
AST International Growth Portfolio	William Blair	$2,620,338

AST International Growth Portfolio	Marsico	$6,152,393

SP International Growth Portfolio	William Blair	$121,905

SP International Growth Portfolio	Marsico	$273,343

The Boards of Trustees of PSF and AST last approved the renewal of the subadvisory agreements with each of William Blair and Marsico at Board meetings held on June 15-17, 2011.

The Proposed New Subadviser

Jennison Associates LLC (Jennison) is an affiliate of both PI and ASTISI. Jennison is located at 466 Lexington Avenue, New York, New York 10017. As of December 31, 2011, Jennison managed in excess of $135 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Set forth below are the names, titles and principal occupations of the senior officers of Jennison. Unless otherwise indicated, the address of each individual is 466 Lexington Avenue, New York, New York 10017.

Name & Address	Title / Principal Occupations
Mehdi A. Mahmud	Director and Chief Executive Officer, Jennison.

Spiros Segalas	Director, President and Chief Investment Officer, Jennison.

Kenneth Moore	Treasurer, Executive Vice President, and Chief Operating Officer, Jennison.

Leslie S. Rolison	Executive Vice President and Chief Administrative Officer, Jennison.

Jennison serves as subadviser to the following portfolios of PSF and AST which have investment objectives similar to the investment objective of the SP International Growth Portfolio and the AST International Growth Portfolio. The subadvisory fee rate is also set forth below.

Portfolio	Subadvisory Fee Rate
Equity Portfolio (PSF)	0.225% to $1.2 billion in assets; 0.19% over $1.2 billion in assets

Jennison Portfolio (PSF)	0.75% for first $10 million in assets;
0.50% for next $30 million in assets;
0.35% for next $25 million in assets;
0.25% for next $335 million in assets;
0.22% for next $600 million in assets;
0.20% for above $1 billion in assets

Jennison 20/20 Focus Portfolio (PSF)	Growth Portion: 0.30% for first $300 million in assets; 0.25% above $300 million in assets Value Portion: 0.375%

Natural Resources Portfolio (PSF)	0.225%

Value Portfolio (PSF)	0.20%

SP Prudential U.S. Emerging Growth Portfolio (PSF)	0.30%

AST Jennison Large-Cap Growth Portfolio (AST)	0.30% of average daily net assets to $1 billion; 0.25% of average daily net assets from $1 billion to $1.5 billion; 0.20% of average daily net assets over $1.5 billion

AST Jennison Large-Cap Value Portfolio (AST)	0.25% of average daily net assets to $250 million;
0.24% of average daily net assets from $250 million to $500 million;
0.23% of average daily net assets from $500 million to $1 billion;
0.22% of average daily net assets over $1 billion

The New Subadvisory Agreements

The proposed New Subadvisory Agreements are substantially similar in all material respects to the existing subadvisory agreements with the current subadvisers, except for the subadvisory fee rate. The chart below compares the contractual subadvisory fee rates for each Portfolio's existing subadvisers with the fee rate under the New Subadvisory Agreements.

William Blair	Marsico	Jennison
0.30% of average daily net assets to $500 million; 0.25% of average daily net assets from $500 million to $1 billion; and 0.20% of average daily net assets over $1 billion*	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion**	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; and 0.30% of average daily net assets over $1 billion***

*  For purposes of calculating the fee payable to William Blair with respect to the AST International Growth Portfolio and the SP International Growth Portfolio, the assets managed by William Blair in the AST International Growth Portfolio are aggregated with the assets managed by William Blair in the AST Advanced Strategies Portfolio, the Global Portfolio of PSF, the SP International Growth Portfolio of PSF, and any other portfolio subadvised by William Blair on behalf of PI and/or ASTISI pursuant to substantially the same investment strategy.

**  For purposes of calculating the fee payable to Marsico with respect to the AST International Growth Portfolio, the assets managed by Marsico in the AST International Growth Portfolio are aggregated with the assets managed by Marsico in the SP International Growth Portfolio of PSF and any other portfolio subadvised by Marsico on behalf of PI and/or ASTISI pursuant to substantially the same investment strategy.

***  For purposes of calculating the fee payable to Jennison with respect to the AST International Growth Portfolio and the SP International Growth Portfolio of PSF, the assets managed by Jennison in the SP International Growth Portfolio of PSF are aggregated with the assets managed by Jennison in the AST International Growth Portfolio and any other portfolio subadvised by Jennison on behalf of PI and/or ASTISI pursuant to substantially the same investment strategy.

The fee rate under the proposed New Subadvisory Agreements is lower than the subadvisory fee paid to Marsico, but higher than the fee rate applicable to William Blair.

It is important to note that an increase in the subadvisory fee paid by PI will not result in an increase in expenses borne by shareholders of either Portfolio, because PI pays the subadvisory fee out of the management fee that it receives from each Portfolio.

The proposed New Subadvisory Agreements, in brief, provide that:

•  as compensation for Jennison's services, PI will pay Jennison a fee for each Portfolio equal, on an annualized basis, to the following: 0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; and 0.30% of average daily net assets over $1 billion

•  subject to the supervision of the Manager and the Boards of Trustees of AST and PSF, respectively, Jennison is responsible for managing the investment operations of such portion of each Portfolio's assets as delegated by the Manager and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current Prospectus and Statement of Additional Information and as may be adopted from time to time by the Boards of Trustees. In accordance with the requirements of the 1940 Act, Jennison will provide the Manager with all books required to be maintained by an investment subadviser and will render to the Boards of Trustees such periodic and special reports as it may reasonably request.

•  each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of each Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) each New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement; and (iii) each New Subadvisory Agreement may be terminated at any time by Jennison or by the Manager, as applicable, on not more than 60 days' nor less than 30 days' written notice to the other party to the relevant New Subadvisory Agreement.

•  Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Jennison will not be liable for any act or omission in connection with its activities as subadviser to the Portfolios.

•  Jennison will select brokers to effect trades for each Portfolio and may pay a higher commission to a broker that provides bona fide research services (soft dollar arrangements). (Jennison may use these soft dollar arrangements in connection with providing subadvisory services to one or more of its clients other than the Portfolios. As a result, Jennison may benefit from these soft dollar arrangements to the extent it uses them to provide advisory services to its other clients. The Portfolios may benefit to the extent that Jennison uses soft dollar arrangements that Jennison has established with brokers or dealers that effect securities transactions for Jennison's other clients. Jennison has indicated that it may utilize soft dollar arrangements.

•  Jennison will maintain certain books and records on behalf of the Portfolios.

•  Pursuant to the terms of an exemptive order issued by the SEC, PI may replace Jennison as subadviser with a non-affiliated subadviser or amend a non-affiliated subadviser's subadvisory agreement without obtaining shareholder approval.

•  PI may appoint additional non-affiliated subadvisers to manage each Portfolio's assets without obtaining shareholder approval and, consequently, may determine the allocation of each Portfolio's assets among these subadvisers.

Board Consideration of the New Subadvisory Agreements

The Boards of Trustees of AST and PSF consist of the same ten (10) individuals, seven (7) of whom are Independent Trustees. Each Portfolio is a series of AST or PSF. The Boards of Trustees are responsible for the oversight of each Portfolio and its operations, and performs the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board of Trustees is an Independent Trustee. The Boards of Trustees have established four standing committees in connection with the governance of AST and PSF: the Audit Committee, the Governance Committee, the Compliance Committee, and the Investment Review and Risk Committee. Each committee is chaired by an Independent Trustee.

At an in-person meeting of each Board (the Board) held on December 7, 2011, at which all of the Trustees of AST and PSF were in attendance (including all of the Trustees who are not "interested persons" of AST or PSF within the meaning of the 1940 Act (referred to herein as the "Independent Trustees")), the Boards approved, based upon the Manager's recommendations, the New Subadvisory Agreements. The Boards of Trustees of AST and PSF also approved submitting the New Subadvisory Agreements to Portfolio shareholders for their approval. Before approving the New Subadvisory Agreements, the Trustees reviewed investment performance and organizational materials regarding Jennison and its proposed portfolio management team and received a formal presentation from the Manager.

At the meeting, the Board received and considered a presentation by the Manager that detailed the reasons why it recommended that the Board appoint Jennison as an additional subadviser for each Portfolio. PI recommended that the Board approve a new agreement with Jennison to assume responsibility for managing a portion of each Portfolio's assets. In approving the agreement, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Portfolio, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Portfolio and its shareholders.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to each Portfolio by Marsico and William Blair (each Portfolio's existing subadvisers) under the current subadvisory agreements and those that would be provided by Jennison under the New Subadvisory Agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that Marsico, William Blair and Jennison were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Jennison management team. The Board met with representatives from Jennison and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of each Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Jennison. The Board noted that because Jennison already provided subadvisory services to several other portfolios of both PSF and AST, it was generally familiar with Jennison's organizational, compliance and management structure. The Board noted that it received a favorable report from the the Chief Compliance Officer of PSF and AST regarding Jennison's compliance policies and procedures.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to each Portfolio by Jennison and that there was a reasonable basis on which to conclude that each Portfolio would benefit from the subadvisory services to be provided by Jennison under the new subadvisory agreement.

Performance

The Board received and considered information regarding the performance of other AST and PSF portfolios managed by Jennison, and other accounts managed by the Jennison portfolio managers that used international growth investment strategies. The Board concluded that it was satisfied with these performance records.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by the Manager to Jennison under the proposed New Subadvisory Agreements. Based on the recent asset levels for each Portfolio, the Board noted that the effective subadvisory fee rate to be paid to Jennison under the proposed subadvisory arrangements were lower than the effective subadvisory fee rate paid to Marsico, but higher than the effective subadvisory fee rate paid to William Blair under the current subadvisory arrangements. The Board also noted that the Manager pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by either Portfolio. The Board indicated that the net investment management fees to be retained by the Manager under the proposed subadvisory arrangements would be reviewed in connection with future annual reviews of AST's and PSF's advisory agreements. Overall, the Board concluded that the proposed subadvisory fee rates under the New Subadvisory Agreements were reasonable.

Profitability

Because the engagement of Jennison with respect to each Portfolio was new, there is no historical profitability with regard to the proposed subadvisory arrangements with each Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with any proposed future renewal of AST's and PSF's investment management agreements or the subadvisory agreement for each Portfolio.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for each Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual approval review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Jennison and its affiliates as a result of its relationships with each Portfolio. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to Jennison's reputation. The Board concluded that the benefits to be derived by Jennison were consistent with the types of benefits generally derived by subadvisers to mutual funds.

Conclusion

After full consideration of these factors, the Board concluded that the approval of the New Subadvisory Agreements was in the best interests of each Portfolio and its shareholders and recommended that shareholders of each Portfolio vote to approve the New Subadvisory Agreements.

THE BOARDS OF TRUSTEES OF AST AND PSF, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL.

VOTING INFORMATION

Approval of each Proposal requires approval by a majority of the outstanding voting securities of each Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Portfolio's outstanding voting securities is the lesser of (i) 67% or more of the Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities. Because the Participating Insurance Companies are the owners of record of substantially all of the outstanding voting securities of each Portfolio as of the Record Date and substantially all of each Portfolio's shares are expected to be present in person or represented by proxy at the Meeting through contract owner voting instructions or through the proportional voting procedure described below, it is currently expected that approval of the Proposal for each Portfolio will require the affirmative vote of a simple majority of each Portfolio's outstanding shares as of the Record Date.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of each Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Proposal with respect to a Portfolio are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the SEC, each Participating Insurance Company will vote all shares of each Portfolio, including Portfolio shares owned by such Participating Insurance Company in its general account or otherwise, for which it does not receive voting instructions from Contract owners in the same proportion as the votes actually cast by Contract owners (i.e., for the Proposal, against the Proposal, or abstain). The presence at the Meeting of the Participating Insurance Companies affiliated with PI and ASTISI will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

An abstention is not counted as an affirmative vote of the type necessary to approve the Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card;

•  In person at the Meeting; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions for the Proposal, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of AST or PSF, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

Solicitation Costs

The costs associated with soliciting voting instructions will be borne by PFI and Jennison or their affiliates. The Portfolios will not bear any of the costs associated with the proxy solicitation. The Manager estimates that the aggregate costs associated with soliciting voting instructions in connection with the Proposal, including the expenses of printing and mailing this Proxy Statement, will be approximately $53,078.

Information about PI and ASTISI

PI and ASTISI are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below are the names, titles and principal occupations of the principal executive officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Principal Officers of PI

Name Position(s)	Principal Occupation(s) During the Past Five Years
Stuart S. Parker President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge	President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Kurt J. Byerly Chief Financial Officer, Controller, Executive Vice President and Treasurer	Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Chief Financial Officer and Controller (since March 2008) of Prudential Mutual Fund Services LLC. Formerly, Director-Finance for Prudential Investments (2006-2008).

Kathryn L. Quirk Executive Vice President, Chief Legal Officer and Secretary	Vice President and Corporate Counsel (since September 2004) of Prudential Investment LLC; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson Chief Compliance Officer and Vice President	Chief Compliance Officer (since April 2007) of Prudential Investments LLC.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Name Position(s)	Principal Occupation(s) During the Past Five Years
Scott E. Benjamin Executive Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Christopher S. Cooper Executive Vice President	Executive Vice President (since September 2008) of Prudential Investments LLC; President and Chief Executive Officer of Prudential International Investments Cayman (since December 2009); Chief Executive Officer of Prudential Mexico, LLC (since December 2008); Chairman, President and Chief Executive Officer (since October 2008) of Prudential International Investments, LLC; President and Chief Executive Officer (since October 2008) of Prudential International Investments, Corporation; Chairman (since October 2008) of Prudential International Investments Advisers, LLC; Vice President of Prudential Investment Management, Inc. (since September 2008); President of PGLH of Delaware, Inc. (since October 2007); Managing Director of Prudential International Investments Seoul (2007-2008); President and Chief Executive Officer of Prudential Investment & Securities Co., Ltd (2004-2007).

Theodore J. Lockwood Executive Vice President	Executive Vice President (since August 2006) of Prudential Investments LLC; Vice President of Quantitative Management Associates (Since July 2004). Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).

Kevin B. Osborn Executive Vice President	Executive Vice President (since October 2002) of Prudential Investments, LLC; Executive Vice President and Manager of PIFM Holdco, LLC (since April 2006); Vice President (since June 1999) of Prudential Investment Management Services LLC.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of ASTISI. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with ASTISI	Principal Occupations During the Past 5 Years
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC

Name	Position with ASTISI	Principal Occupations During the Past 5 Years
Kathryn L. Quirk	Vice President and Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Stephen Pelletier	Executive Vice President & Director	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).

Michael Bohm	Treasurer	Chief Financial Officer, Vice President, Assistant Treasurer (from March 2006-January 2011), and Treasurer (since January 2011) of AST Investment Services, Inc.

Comparable Funds Subadvised by Jennison

As of the date of this Proxy Statement, Jennison does not manage any other mutual funds with comparable investment policies and strategies.

Brokerage Commissions

Neither Portfolio paid commissions to affiliated broker dealers for the fiscal year ended December 31, 2011.

Shareholder Ownership

As of the Record Date (December 30, 2011), all of the shares of each Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Portfolio shares.

The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of each Portfolio.

Shareholder Name	Address	Portfolio Name / No. Shares / % of Portfolio
ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO	GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	AST International Growth Portfolio / 16,131,588 / 7.20%

ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER	GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	AST International Growth Portfolio / 38,893,117 / 17.36%

ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO	GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	AST International Growth Portfolio / 32,728,340 / 14.61%

ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO	GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	AST International Growth Portfolio / 30,355,384 / 13.55%

ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO	GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	AST International Growth Portfolio / 20,11,164 / 8.97%

ADVANCED SERIES TRUST CLS MODERATE ASSET ALLOCATION PORTFOLIO	GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	AST International Growth Portfolio / 18,678,567 / 8.34%

As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

To the knowledge of AST and PSF, the executive officers and Trustees of AST or PSF as a group owned less than 1% of the outstanding shares of either Portfolio as of the Record Date. To the knowledge of AST and PSF, the Trustees of AST and PSF as a group have not engaged in transactions involving the securities of PFI in an amount exceeding 1% of PFI's outstanding voting securities.

SHAREHOLDER PROPOSALS

Any Portfolio shareholder who wishes to submit a proposal to be considered at AST's or PSF's next meeting of shareholders should send the proposal to AST or PSF at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

AST is not required, and does not intend to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust (the Declaration of Trust), the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board. PSF is not required, and does not intend, to hold annual meetings other than as required under its Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in AST's or PSF's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Manager knows of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

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Exhibit A

ADVANCED SERIES TRUST
AST International Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this _____ day of _____, 2012 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (AST), a Maryland corporation (together, the Co-Managers), and Jennison Associates LLC, a Delaware limited liability company (Jennison or the Subadviser);

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust, a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures, each as have been provided to it in advance by the Co-Managers (the Trust Documents) and with the written instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, assist the Co-Managers in the preparation and filing of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)  The Subadviser shall determine the securities, futures contracts and other investments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. With respect to the previous sentence, the Co-Managers shall give the Subadviser prior advance notice before exercising discretion to effect transactions for portion of the Trust's portfolio being managed by Subadviser.

  On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other investment to be in the best interest of the to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other investments to be sold or purchased. In such event, allocation of the securities, futures contracts or other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (bX5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities or investments.

(v)  The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request ofthe Co-Managers.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule lOf-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets involving the Subadviser.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph lea) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-l under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender (or provide copies) promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1 (a) hereof.

(d)  In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e)  The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1 (d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio in accordance with the Subadviser's proxy voting policy, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g)  The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the portion of the Trust's portfolio securities that it manages and whether those market quotations are reasonable for purposes of valuing such securities or other investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon becoming aware of the occurrence of any significant event with respect to the portion of the Trust's portfolio securities that it manages in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities or other investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities or other investments being valued.

1.  The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion ofthe Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

2.  For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to in writing by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

3.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

4.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 466 Lexington Avenue, New York, New York 10017, Attention: ________________ (with a copy to Jennison's Chief Legal Officer).

1.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

2.  During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, electronic mail, facsimile transmission equipment or hand delivery.

3.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act

4.  This Agreement shall be governed by the laws of the State of New York.

5.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: Name: Title:

AST INVESTMENT SERVICES, INC.

By: Name: Title:

JENNISON ASSOCIATES LLC

By: Name: Title:

SCHEDULE A

ADVANCED SERIES TRUST

AST International Growth Portfolio

As compensation for services provided by Jennison Associates LLC (Jennison), Prudential Investments LLC (PI) and AST Investment Services, Inc. (AST) will pay Jennison Associates LLC an advisory fee on the net assets managed by Jennison Associates LLC that is equal, on an annualized basis, to the following:

0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; and 0.30% of average daily net assets over $1 billion*

*  For purposes of calculating the fee payable to Jennison with respect to the AST International Growth Portfolio, the assets managed by Jennison in the AST International Growth Portfolio are aggregated with the assets managed by Jennison in the SP International Growth Portfolio of The Prudential Series Fund and any other portfolio subadvised by Jennison on behalf of PI and/or AST pursuant to substantially the same investment strategy.

Exhibit A

THE PRUDENTIAL SERIES FUND

SP International Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this _____ day of _____, 2012 between Prudential Investments LLC (PI), a New York limited liability company (PI or the Manager), and Jennison Associates LLC, a Delaware limited liability company (Jennison or the Subadviser);

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated January 1, 2006, with the Prudential Series Fund, a Delaware statutory trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures, each as have been provided to it in advance by the Manager (the Trust Documents) and with the written instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, assist the Manager in the preparation and filing of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)  The Subadviser shall determine the securities, futures contracts and other investments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28( e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. With respect to the previous sentence, the Manager shall give the Subadviser prior advance notice before exercising discretion to effect transactions for portion of the Trust's portfolio being managed by Subadviser.

  On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other investment to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other investments to be sold or purchased. In such event, allocation of the securities, futures contracts or other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (bX5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities or investments.

(v)  The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion ofthe Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule lOf 3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets involving the Subadviser.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph lea) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-l under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender (or provide copies) promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1 (a) hereof.

(d)  In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1 (d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio in accordance with the Subadviser's proxy voting policy, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(g)  The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the portion of the Trust's portfolio securities that it manages and whether those market quotations are reasonable for purposes of valuing such securities or other investments and determining the Trust's net asset value per share and promptly notifying the Manager upon becoming aware of the occurrence of any significant event with respect to the portion of the Trust's portfolio securities that it manages in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing securities or other investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities or other investments being valued.

5.  The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

6.  For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to in writing by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

7.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

8.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 466 Lexington Avenue, New York, New York 10017, Attention: ________________ (with a copy to Jennison's Chief Legal Officer).

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, electronic mail, facsimile transmission equipment or hand delivery.

8.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act

9.  This Agreement shall be governed by the laws of the State of New York.

10.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: Name: Title:

JENNISON ASSOCIATES LLC

By: Name: Title:

SCHEDULE A

THE PRUDENTIAL SERIES FUND

SP International Growth Portfolio

As compensation for services provided by Jennison Associates LLC (Jennison), Prudential Investments LLC (PI) will pay Jennison Associates LLC an advisory fee on the net assets managed by Jennison Associates LLC that is equal, on an annualized basis, to the following:

0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; and 0.30% of average daily net assets over $1 billion*

*  For purposes of calculating the fee payable to Jennison with respect to the SP International Growth Portfolio, the assets managed by Jennison in the SP International Growth Portfolio are aggregated with the assets managed by Jennison in the AST International Growth Portfolio of the Advanced Series Trust and any other portfolio subadvised by Jennison on behalf of PI pursuant to substantially the same investment strategy.

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ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-888-221-0697 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — March 15, 2012

VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST INTERNATIONAL GROWTH PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Company, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey, as applicable (the Insurance Company), to vote all shares of the AST International Growth Portfolio, a series of Advanced Series Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on March 15, 2012 at 10:00 a.m. Eastern Daylight Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Advanced Series Trust recommends voting FOR the proposal.

FOR	AGAINST	ABSTAIN

1.  To approve a new subadvisory agreement between Prudential Investments LLC, AST Investment Services, Inc., and Jennison Associates LLC relating to the AST International Growth Portfolio of Advanced Series Trust.

☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE PRUDENTIAL SERIES FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-888-221-0697 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — March 15, 2012

VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

SP INTERNATIONAL GROWTH PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Company, Pruco Life Insurance Company, the Prudential Insurance Company of America or Pruco Life Insurance Company of New Jersey, as applicable (the Insurance Company), to vote all shares of the SP International Growth Portfolio, a series of The Prudential Series Fund, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on March 15, 2012 at 10:00 a.m. Eastern Daylight Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of The Prudential Series Fund recommends voting FOR the proposal.

	FOR	AGAINST	ABSTAIN

1. To approve a new subadvisory agreement between Prudential Investments LLC, and Jennison Associates LLC relating to the SP International Growth Portfolio of The Prudential Series Fund.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.